UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2020
Grow Capital, Inc.
(Exact name of Registrant as specified in its charter)
Nevada	000-53548	86-0970023
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2485 Village View Drive, Suite 180
Henderson, NV 89074
Phone: (702) 830-7919
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)
☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 8.01 Other Events
On November 17, 2020, Grow Capital, Inc. (“we,” “us,” “our,” “Grow” or the “Company”) filed a Notification of Late Filing with the Securities and Exchange Commission ("SEC') on Form 12b-25 pertaining to its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 (the "10-Q"). Due to the complexity of the accounting issues arising out of businesses recently acquired, the Company is unable to timely file the 10-Q within the 5-day extension period afforded to the Company by filing the Form 12b-25.
Our first quarter 10-Q is a complex filing because our recent acquisitions require us to analyze the Company’s variable interests, including equity investments, to determine if the Company has any variable interests in variable interest entities.  Generally accepted accounting principles (“GAAP”) require a reporting entity to consolidate a variable interest entity when the reporting entity has a variable interest that provides it with a controlling interest in the variable interest entity. The entity that consolidates a variable interest entity is referred to as the primary beneficiary of that variable interest entity.  The Company and its auditors have determined, due to the recent acquisitions, that certain additional related entities are variable interest entities of which Grow is the primary beneficiary, and therefore GAAP requires the consolidation of the variable interest entities with the financial statements of Grow.  Because of the extensive process necessary to compile this information for SEC reporting, we are delaying our 10-Q filing.
Due to the delayed filing, the company expects the OTCQB to display a notification that the Company is delinquent in its SEC periodic reporting requirements. The Company anticipates filing its first quarter 10-Q prior to the 45 day cure period granted under OTCQB rules.  During this cure period, the Company may continue to be traded on the OTCQB market.

SIGNATURE PAGE
Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grow Capital, Inc.

By: /s/ Terry Kennedy
Terry Kennedy
Chief Executive Officer
Dated: November 18, 2020